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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Houston Industries Incorporated ("HII") on Form S-3 of our report dated February 20, 1998 appearing in the Annual Report on Form 10-K of HII for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP
Houston, Texas

July 2, 1998